EXHIBIT 99.1

Westamerica Bancorporation Reports Third Quarter 2016 Financial Results

SAN RAFAEL, Calif., Oct. 20, 2016 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the third quarter 2016 of $15.6 million and diluted earnings per common share ("EPS") of $0.61, compared to net income of $14.5 million and EPS of $0.57 for the prior quarter, and net income of $14.9 million and EPS of $0.58 for the third quarter 2015.

"Nonperforming delinquent loans declined $7.1 million during the third quarter 2016; the resolution of these problem loans contributed to net recoveries of prior loan losses of $649 thousand during the quarter. Given the level of improvement in credit quality, Westamerica recorded a reversal of the provision for loan losses of $3.2 million for the third quarter 2016. Operating expenses increased approximately $900 thousand for the third quarter 2016 relative to the prior quarter due in part to higher legal fees related to loan administration and collection activities. Our net interest margin was 3.21 percent in the third quarter 2016, down 0.06 percent from the prior quarter due to persistently low market interest rates,” said Chairman, President and CEO David Payne. “Westamerica continued to generate relatively high returns within our industry, realizing an annualized return on shareholders’ common equity of 11.4 percent for the third quarter 2016. Westamerica paid its shareholders a $0.39 per share dividend in the third quarter,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.21 percent for the third quarter 2016, compared to 3.27 percent for the prior quarter, and 3.31 percent for the third quarter 2015. Net interest income on a fully taxable equivalent basis was $36.2 million for the third quarter 2016, compared to $36.5 million for the prior quarter, and $37.2 million for the third quarter 2015. The Company’s loan portfolio has declined from the third quarter 2015 through the third quarter 2016; Management has avoided originating long-term, low-yielding loans given historically low interest rates. Management has also maintained conservative loan underwriting, terms and conditions. During this period, the investment portfolio has grown. The changing composition of interest earning assets and low market interest rates has pressured the net interest margin. The funding cost of deposits and other interest-bearing borrowings, as a percentage of average loans and investment securities, was 0.05 percent for the third quarter 2016, unchanged from the prior quarter and the third quarter 2015. Checking and savings deposits, which earn relatively low interest rates and are less volatile than time deposits during periods of rising market interest rates, represented 94 percent of average total deposits during the third quarter 2016.

During the third quarter 2016, Westamerica’s recoveries of loan losses exceeded gross loan losses by $649 thousand. In contrast, gross loan losses exceeded recoveries of loan losses by $577 thousand for the second quarter 2016 and by $792 thousand for the third quarter 2015. Westamerica recorded a reversal of the provision for loan losses of $3.2 million for the third quarter 2016 while the provision for loan losses was zero for both the second quarter 2016 and third quarter 2015. At September 30, 2016, the allowance for loan losses totaled $26.4 million.

Noninterest income for the third quarter 2016 totaled $11.6 million, compared to $11.7 million for the prior quarter and $12.0 million for the third quarter 2015.

Noninterest expense for the third quarter 2016 totaled $26.1 million, compared to $25.2 million for the prior quarter, and $26.2 million for the third quarter 2015. The approximate $900 thousand increase in noninterest expense from the second quarter 2016 to the third quarter 2016 is attributable to higher legal fees related to loan administration and collection efforts as well as increased occupancy costs and higher net OREO costs, offset in part by lower other expenses. The approximate $100 thousand reduction in noninterest expense from the third quarter 2015 to the third quarter 2016 is due to lower net OREO costs and other expenses, offset in part by higher legal fees and employee benefit costs.

At September 30, 2016, Westamerica Bancorporation's tangible common equity-to-asset ratio was 8.4 percent, and assets totaled $5.3 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2015 filed on Form 10-K and quarterly report for the quarter ended June 30, 2016 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information October 20, 2016
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
September 30, 2016

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q3'16	Q3'15	Change	Q2'16

Net Interest and Fee Income (FTE)	$36,176	$37,179	-2.7%	$36,495
Reversal of Provision for Loan Losses	(3,200)	-	n/m	-
Noninterest Income	11,598	11,993	-3.3%	11,702
Noninterest Expense	26,088	26,173	-0.3%	25,229
Income Before Taxes (FTE)	24,886	22,999	8.2%	22,968
Income Tax Provision (FTE)	9,258	8,142	13.7%	8,422
Net Income	$15,628	$14,857	5.2%	$14,546

Average Common Shares Outstanding	25,641	25,530	0.4%	25,586
Diluted Average Common Shares	25,687	25,565	0.5%	25,630

Operating Ratios:
Basic Earnings Per Common Share	$0.61	$0.58	5.2%	$0.57
Diluted Earnings Per Common Share	0.61	0.58	5.2%	0.57
Return On Assets (a)	1.18%	1.16%		1.13%
Return On Common Equity (a)	11.4%	11.3%		10.9%
Net Interest Margin (FTE) (a)	3.21%	3.31%		3.27%
Efficiency Ratio (FTE)	54.6%	53.2%		52.3%

Dividends Paid Per Common Share	$0.39	$0.38	2.6%	$0.39
Common Dividend Payout Ratio	64%	66%		68%

			%
	9/30'16YTD	9/30'15YTD	Change

Net Interest and Fee Income (FTE)	$109,118	$111,524	-2.2%
Reversal of Provision for Loan Losses	(3,200)	-	n/m
Noninterest Income	35,029	36,562	-4.2%
Noninterest Expense	77,175	79,796	-3.3%
Income Before Taxes (FTE)	70,172	68,290	2.8%
Income Tax Provision (FTE)	25,772	24,115	6.9%
Net Income	$44,400	$44,175	0.5%

Average Common Shares Outstanding	25,558	25,565	0.0%
Diluted Average Common Shares	25,595	25,585	0.0%

Operating Ratios:
Basic Earnings Per Common Share	$1.74	$1.73	0.6%
Diluted Earnings Per Common Share	1.73	1.73	0.0%
Return On Assets (a)	1.14%	1.17%
Return On Common Equity (a)	11.0%	11.4%
Net Interest Margin (FTE) (a)	3.27%	3.37%
Efficiency Ratio (FTE)	53.5%	53.9%

Dividends Paid Per Common Share	$1.17	$1.14	2.6%
Common Dividend Payout Ratio	68%	66%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q3'16	Q3'15	Change	Q2'16

Interest and Fee Income (FTE)	$36,699	$37,764	-2.8%	$37,036
Interest Expense	523	585	-10.6%	541
Net Interest and Fee Income (FTE)	$36,176	$37,179	-2.7%	$36,495

Average Earning Assets	$4,489,317	$4,471,690	0.4%	$4,473,700
Average Interest-
Bearing Liabilities	2,616,357	2,511,820	4.2%	2,598,868

Yield on Earning Assets (FTE) (a)	3.26%	3.36%		3.32%
Cost of Funds (a)	0.05%	0.05%		0.05%
Net Interest Margin (FTE) (a)	3.21%	3.31%		3.27%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.09%		0.08%
Net Interest Spread (FTE) (a)	3.18%	3.27%		3.24%

			%
	9/30'16YTD	9/30'15YTD	Change

Interest and Fee Income (FTE)	$110,734	$113,385	-2.3%
Interest Expense	1,616	1,861	-13.2%
Net Interest and Fee Income (FTE)	$109,118	$111,524	-2.2%

Average Earning Assets	$4,448,261	$4,417,114	0.7%
Average Interest-
Bearing Liabilities	2,605,584	2,540,948	2.5%

Yield on Earning Assets (FTE) (a)	3.32%	3.43%
Cost of Funds (a)	0.05%	0.06%
Net Interest Margin (FTE) (a)	3.27%	3.37%
Interest Expense/
Interest-Bearing Liabilities (a)	0.08%	0.10%
Net Interest Spread (FTE) (a)	3.24%	3.33%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q3'16	Q3'15	Change	Q2'16

Total Assets	$5,253,502	$5,062,334	3.8%	$5,184,409
Total Earning Assets	4,489,317	4,471,690	0.4%	4,473,700
Total Loans	1,386,186	1,591,798	-12.9%	1,455,050
Commercial Loans	343,727	377,687	-9.0%	356,629
Commercial RE Loans	572,044	675,597	-15.3%	611,996
Consumer Loans	470,415	538,514	-12.6%	486,425
Total Investment Securities	3,103,131	2,879,892	7.8%	3,018,650
Available For Sale (Market)	1,660,680	1,649,986	0.6%	1,554,014
Held To Maturity	1,442,451	1,229,906	17.3%	1,464,636
Unrealized Gain	29,100	15,144	n/m	33,820

Loans/Deposits	30.2%	36.1%		32.1%

			%
	9/30'16YTD	9/30'15YTD	Change

Total Assets	$5,204,418	$5,055,421	2.9%
Total Earning Assets	4,448,261	4,417,114	0.7%
Total Loans	1,447,061	1,643,438	-11.9%
Commercial Loans	356,781	394,829	-9.6%
Commercial RE Loans	604,741	690,970	-12.5%
Consumer Loans	485,539	557,639	-12.9%
Total Investment Securities	3,001,200	2,773,676	8.2%
Available For Sale (Market)	1,594,253	1,669,056	-4.5%
Held To Maturity	1,406,947	1,104,620	27.4%
Unrealized Gain	29,100	15,144	n/m

Loans/Deposits	31.8%	37.3%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q3'16	Q3'15	Change	Q2'16

Total Deposits	$4,588,762	$4,414,711	3.9%	$4,531,751
Noninterest Demand	2,041,045	1,975,498	3.3%	1,994,803
Interest Bearing Transaction	850,215	817,479	4.0%	855,732
Savings	1,427,247	1,304,128	9.4%	1,404,322
Time greater than $100K	118,113	147,216	-19.8%	119,475
Time less than $100K	152,142	170,390	-10.7%	157,419
Total Short-Term Borrowings	68,640	72,607	-5.5%	61,920
Shareholders' Equity	545,771	520,261	4.9%	537,987

Demand Deposits/
Total Deposits	44.5%	44.7%		44.0%
Transaction & Savings
Deposits / Total Deposits	94.1%	92.8%		93.9%

			%
	9/30'16YTD	9/30'15YTD	Change

Total Deposits	$4,552,819	$4,404,379	3.4%
Noninterest Demand	2,010,058	1,946,018	3.3%
Interest Bearing Transaction	859,437	810,980	6.0%
Savings	1,406,338	1,298,851	8.3%
Time greater than $100K	120,418	172,834	-30.3%
Time less than $100K	156,568	175,696	-10.9%
Total Short-Term Borrowings	62,823	81,926	-23.3%
Federal Home Loan Bank Advances	-	661	n/m
Shareholders' Equity	537,010	517,054	3.9%

Demand Deposits/
Total Deposits	44.1%	44.2%
Transaction & Savings
Deposits / Total Deposits	93.9%	92.1%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q3'16
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,489,317	$36,699	3.26%
Total Loans (FTE)	1,386,186	17,260	4.95%
Commercial Loans (FTE)	343,727	4,302	4.98%
Commercial RE Loans	572,044	8,832	6.14%
Consumer Loans	470,415	4,126	3.49%
Total Investments (FTE)	3,103,131	19,439	2.51%

Interest Expense Paid
Total Earning Assets	4,489,317	523	0.05%
Total Interest-Bearing Liabilities	2,616,357	523	0.08%
Total Interest-Bearing Deposits	2,547,717	512	0.08%
Interest-Bearing Transaction	850,215	64	0.03%
Savings	1,427,247	229	0.06%
Time less than $100K	152,142	95	0.25%
Time greater than $100K	118,113	124	0.42%
Total Short-Term Borrowings	68,640	11	0.06%

Net Interest Income and
Margin (FTE)		$36,176	3.21%

	Q3'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,471,690	$37,764	3.36%
Total Loans (FTE)	1,591,798	19,732	4.92%
Commercial Loans (FTE)	377,687	4,470	4.70%
Commercial RE Loans	675,597	10,127	5.95%
Consumer Loans	538,514	5,135	3.79%
Total Investments (FTE)	2,879,892	18,032	2.50%

Interest Expense Paid
Total Earning Assets	4,471,690	585	0.05%
Total Interest-Bearing Liabilities	2,511,820	585	0.09%
Total Interest-Bearing Deposits	2,439,213	573	0.09%
Interest-Bearing Transaction	817,479	65	0.03%
Savings	1,304,128	211	0.06%
Time less than $100K	170,390	133	0.31%
Time greater than $100K	147,216	164	0.44%
Total Short-Term Borrowings	72,607	12	0.07%

Net Interest Income and
Margin (FTE)		$37,179	3.31%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q3'16	Q3'15	Change	Q2'16

Service Charges on Deposits	$5,303	$5,581	-5.0%	$5,239
Merchant Processing Services	1,532	1,485	3.1%	1,638
Debit Card Fees	1,587	1,538	3.2%	1,621
Other Service Fees	671	693	-3.1%	650
ATM Processing Fees	600	616	-2.6%	603
Trust Fees	686	682	0.5%	657
Financial Services Commissions	118	177	-33.4%	137
Other Income	1,101	1,221	-9.9%	1,157
Total Noninterest Income	$11,598	$11,993	-3.3%	$11,702

Total Revenue (FTE)	$47,774	$49,172	-2.8%	$48,197
Noninterest Income/Revenue (FTE)	24.3%	24.4%		24.3%
Service Charges/Avg. Deposits (a)	0.46%	0.50%		0.46%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.41	$7.64	-3.0%	$7.58

			%
	9/30'16YTD	9/30'15YTD	Change

Service Charges on Deposits	$15,790	$16,981	-7.0%
Merchant Processing Services	4,699	4,971	-5.5%
Debit Card Fees	4,724	4,528	4.3%
Other Service Fees	1,951	2,041	-4.4%
ATM Processing Fees	1,860	1,828	1.8%
Trust Fees	2,004	2,061	-2.8%
Financial Services Commissions	411	527	-22.2%
Other Income	3,590	3,625	-1.0%
Total Noninterest Income	$35,029	$36,562	-4.2%

Total Revenue (FTE)	$144,147	$148,086	-2.7%
Noninterest Income/Revenue (FTE)	24.3%	24.7%
Service Charges/Avg. Deposits (a)	0.46%	0.52%
Total Revenues (FTE) Per Avg.
Common Share (a)	$7.53	$7.74	-2.7%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q3'16	Q3'15	Change	Q2'16

Salaries & Benefits	$13,063	$12,761	2.4%	$12,887
Occupancy	3,749	3,746	0.1%	3,400
Outsourced Data Processing	2,114	2,115	0.0%	2,130
Amortization of
Identifiable Intangibles	867	952	-9.0%	870
Professional Fees	1,693	746	127.1%	758
Furniture & Equipment	1,211	1,075	12.7%	1,187
Other Real Estate Owned	(206)	83	n/m	(392)
Courier Service	451	604	-25.3%	462
Other Operating	3,146	4,091	-23.1%	3,927
Total Noninterest Expense	$26,088	$26,173	-0.3%	$25,229

Noninterest Expense/
Avg. Earning Assets (a)	2.31%	2.32%		2.27%
Noninterest Expense/Revenues (FTE)	54.6%	53.2%		52.3%

			%
	9/30'16YTD	9/30'15YTD	Change

Salaries & Benefits	$39,067	$39,795	-1.8%
Occupancy	10,546	11,199	-5.8%
Outsourced Data Processing	6,375	6,334	0.6%
Amortization of
Identifiable Intangibles	2,642	2,908	-9.2%
Professional Fees	3,183	1,876	69.7%
Furniture & Equipment	3,611	3,353	7.7%
Other Real Estate Owned	(487)	451	n/m
Courier Service	1,458	1,744	-16.4%
Other Operating	10,780	12,136	-11.2%
Total Noninterest Expense	$77,175	$79,796	-3.3%

Noninterest Expense/
Avg. Earning Assets (a)	2.32%	2.42%
Noninterest Expense/Revenues (FTE)	53.5%	53.9%

8. Allowance for Loan Losses.
	(dollars in thousands)
			%
	Q3'16	Q3'15	Change	Q2'16

Average Total Loans	$1,386,186	$1,591,798	-12.9%	$1,455,050

Allowance for Loan Loss (ALL)
Beginning of Period	$28,910	$30,828	-6.2%	$29,487
Reversal of Provision for Loan Losses	(3,200)	-	n/m	-
Net ALL Recoveries (Losses)	649	(792)	-182.0%	(577)
ALL End of Period	$26,359	$30,036	-12.2%	$28,910
ALL Recoveries/Gross ALL Losses	134%	46%		61%

Net ALL (Recoveries) Losses/Avg.
Total Loans (a)	-0.19%	0.20%		0.16%

			%
	9/30'16YTD	9/30'15YTD	Change

Average Total Loans	$1,447,061	$1,643,438	-11.9%

Allowance for Loan Loss (ALL)
Beginning of Period	$29,771	$31,485	-5.4%
Reversal of Provision for Loan Losses	(3,200)	-	n/m
Net ALL Losses	(212)	(1,449)	-85.4%
ALL End of Period	$26,359	$30,036	-12.2%
ALL Recoveries/Gross ALL Losses	96%	63%

Net ALL Losses/Avg. Total Loans (a)	0.02%	0.12%

9. Credit Quality.
	(dollars in thousands)
			%
	9/30/16	9/30/15	Change	6/30/16

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$1,198	$7,578	-84.2%	$1,693
Performing Nonaccrual	4,410	-	n/m	6,890
Total Nonaccrual Loans	5,608	7,578	-26.0%	8,583
90+ Days Past Due Accruing Loans	438	481	-8.9%	303
Total	6,046	8,059	-25.0%	8,886
Repossessed Originated Loan Collateral	666	5,834	-88.6%	1,089
Total Nonperforming
Originated Assets	6,712	13,893	-51.7%	9,975

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	29	-	n/m	29
Performing Nonaccrual	-	-	n/m	-
Total Nonaccrual Loans	29	-	n/m	29
90+ Days Past Due Accruing Loans	-	-	n/m	-
Total	29	-	n/m	29
Repossessed Purchased Covered
Loan Collateral (1)	-	-	n/m	-
Total Nonperforming Purchased
Covered Assets (1)	29	-	n/m	29

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	634	8,784	-92.8%	4,805
Performing Nonaccrual	22	84	n/m	148
Total Nonaccrual Loans	656	8,868	-92.6%	4,953
90+ Days Past Due Accruing Loans	49	-	n/m	53
Total	705	8,868	-92.1%	5,006
Repossessed Purchased Non-Covered
Loan Collateral (2)	2,366	3,435	-31.1%	3,073
Total Nonperforming Purchased
Non-Covered Assets (2)	3,071	12,303	-75.0%	8,079

Total Nonperforming Assets	$9,812	$26,196	-62.5%	$18,083

Total Originated Loans Outstanding	$1,242,224	$1,376,905	-9.8%	$1,280,194
Total Purchased Covered
Loans Outstanding (1)	11,745	14,640	-19.8%	12,777
Total Purchased Non-Covered
Loans Outstanding (2)	110,360	180,298	-38.8%	136,589
Total Loans Outstanding	$1,364,329	$1,571,843	-13.2%	$1,429,560

Total Assets	$5,306,778	$5,001,395	6.1%	$5,179,085

Loans:
Allowance for Loan Losses	$26,359	$30,036	-12.2%	$28,910
Allowance/Loans	1.93%	1.91%		2.02%
Nonperforming Loans/Total Loans	0.50%	1.08%		0.97%

Purchased Covered Loans (1):
Fair Value Discount on Purchased
Covered Loans	$-	$155		$-
Discount/Purchased Covered
Loans, gross	0.00%	1.05%		0.00%
Nonperforming Purchased Covered Loans/
Total Purchased Covered Loans	0.25%	0.00%		0.23%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased
Non-Covered Loans	$4,922	$7,082		$5,411
Discount/Purchased Non-Covered	4.27%	3.78%		3.81%
Loans, gross
Nonperforming Purchased Non-Covered Loans/
Total Purchased Non-Covered Loans	0.64%	4.92%		3.66%

10. Capital.
	(in thousands, except per-share amounts)
			%
	9/30/16	9/30/15	Change	6/30/16

Shareholders' Equity	$562,996	$533,938	5.4%	$558,327
Total Assets	5,306,778	5,001,395	6.1%	5,179,085

Shareholders' Equity/
Total Assets	10.61%	10.68%		10.78%
Shareholders' Equity/
Total Loans	41.27%	33.97%		39.06%
Tangible Common Equity Ratio	8.37%	8.23%		8.48%
Common Shares Outstanding	25,665	25,530	0.5%	25,632
Common Equity Per Share	$21.94	$20.91	4.9%	$21.78
Market Value Per Common Share	$50.88	$44.44	14.5%	$49.26

Share Repurchase Programs
	(shares in thousands)
			%
	Q3'16	Q3'15	Change	Q2'16

Total Shares Repurchased	-	26	n/m	7
Average Repurchase Price	$-	$50.30	n/m	$49.35
Net Shares Issued	(33)	(1)	n/m	(194)

			%
	9/30'16YTD	9/30'15YTD	Change

Total Shares Repurchased	137	342	-59.8%
Average Repurchase Price	$41.94	$43.90	-4.5%
Net Shares (Issued) Repurchased	(137)	215	-163.6%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	9/30/16	9/30/15	Change	6/30/16
Assets:
Cash and Due from Banks	$471,367	$268,587	75.5%	$441,785

Investment Securities:
Available For Sale	1,762,408	1,571,710	12.1%	1,531,035
Held to Maturity	1,411,019	1,278,814	10.3%	1,473,357

Loans	1,364,329	1,571,843	-13.2%	1,429,560
Allowance For Loan Losses	(26,359)	(30,036)	-12.2%	(28,910)
Total Loans, net	1,337,970	1,541,807	-13.2%	1,400,650

Other Real Estate Owned	3,032	9,269	-67.3%	4,162
Premises and Equipment, net	37,059	39,244	-5.6%	37,759
Identifiable Intangibles, net	7,789	11,379	-31.5%	8,656
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	154,461	158,912	-2.8%	160,008

Total Assets	$5,306,778	$5,001,395	6.1%	$5,179,085

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,064,988	$1,942,450	6.3%	$1,978,947
Interest-Bearing Transaction	851,885	812,940	4.8%	827,857
Savings	1,462,860	1,310,985	11.6%	1,404,840
Time	265,137	300,545	-11.8%	273,670
Total Deposits	4,644,870	4,366,920	6.4%	4,485,314

Short-Term Borrowed Funds	56,358	57,063	-1.2%	67,852
Other Liabilities	42,554	43,474	-2.1%	67,592
Total Liabilities	4,743,782	4,467,457	6.2%	4,620,758

Shareholders' Equity:
Common Equity:
Paid-In Capital	393,134	381,227	3.1%	391,213
Accumulated Other
Comprehensive Income	9,001	7,198	25.1%	11,885
Retained Earnings	160,861	145,513	10.5%	155,229
Total Shareholders' Equity	562,996	533,938	5.4%	558,327

Total Liabilities and
Shareholders' Equity	$5,306,778	$5,001,395	6.1%	$5,179,085

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q3'16	Q3'15	Change	Q2'16
Interest & Fee Income:
Loans	$16,968	$19,378	-12.4%	$17,583
Investment Securities:
Available for Sale	8,796	7,880	11.6%	8,091
Held to Maturity	7,704	7,041	9.4%	8,053
Total Interest & Fee Income	33,468	34,299	-2.4%	33,727

Interest Expense:
Transaction Deposits	64	65	-1.0%	67
Savings Deposits	229	211	8.5%	225
Time Deposits	219	297	-26.3%	239
Short-Term Borrowed Funds	11	12	-10.3%	10
Total Interest Expense	523	585	-10.6%	541

Net Interest Income	32,945	33,714	-2.3%	33,186

Reversal of Provision for Loan Losses	(3,200)	-	n/m	-

Noninterest Income:
Service Charges	5,303	5,581	-5.0%	5,239
Merchant Processing Services	1,532	1,485	3.1%	1,638
Debit Card Fees	1,587	1,538	3.2%	1,621
Other Service Fees	671	693	-3.1%	650
ATM Processing Fees	600	616	-2.6%	603
Trust Fees	686	682	0.5%	657
Financial Services Commissions	118	177	-33.4%	137
Other	1,101	1,221	-9.9%	1,157
Total Noninterest Income	11,598	11,993	-3.3%	11,702

Noninterest Expense:
Salaries and Benefits	13,063	12,761	2.4%	12,887
Occupancy	3,749	3,746	0.1%	3,400
Outsourced Data Processing	2,114	2,115	0.0%	2,130
Amortization of Identifiable Intangibles	867	952	-9.0%	870
Professional Fees	1,693	746	127.1%	758
Furniture & Equipment	1,211	1,075	12.7%	1,187
Other Real Estate Owned	(206)	83	n/m	(392)
Courier Service	451	604	-25.3%	462
Other	3,146	4,091	-23.1%	3,927
Total Noninterest Expense	26,088	26,173	-0.3%	25,229

Income Before Income Taxes	21,655	19,534	10.9%	19,659
Income Tax Provision	6,027	4,677	28.9%	5,113
Net Income	$15,628	$14,857	5.2%	$14,546

Average Common Shares Outstanding	25,641	25,530	0.4%	25,586
Diluted Common Shares Outstanding	25,687	25,565	0.5%	25,630

Per Common Share Data:
Basic Earnings	$0.61	$0.58	5.2%	$0.57
Diluted Earnings	0.61	0.58	5.2%	0.57
Dividends Paid	0.39	0.38	2.6%	0.39
			%
	9/30'16YTD	9/30'15YTD	Change
Interest & Fee Income:
Loans	$52,904	$59,643	-11.3%
Investment Securities:
Available for Sale	24,855	23,347	6.5%
Held to Maturity	23,083	19,651	17.5%
Total Interest & Fee Income	100,842	102,641	-1.8%

Interest Expense:
Transaction Deposits	201	190	5.7%
Savings Deposits	677	634	6.6%
Time Deposits	708	992	-28.6%
Short-Term Borrowed Funds	30	44	-30.9%
Federal Home Loan Bank Advances	-	1	n/m
Total Interest Expense	1,616	1,861	-13.2%

Net Interest Income	99,226	100,780	-1.5%

Reversal of Provision for Loan Losses	(3,200)	-	n/m

Noninterest Income:
Service Charges	15,790	16,981	-7.0%
Merchant Processing Services	4,699	4,971	-5.5%
Debit Card Fees	4,724	4,528	4.3%
Other Service Fees	1,951	2,041	-4.4%
ATM Processing Fees	1,860	1,828	1.8%
Trust Fees	2,004	2,061	-2.8%
Financial Services Commissions	411	527	-22.2%
Other	3,590	3,625	-1.0%
Total Noninterest Income	35,029	36,562	-4.2%

Noninterest Expense:
Salaries and Benefits	39,067	39,795	-1.8%
Occupancy	10,546	11,199	-5.8%
Outsourced Data Processing	6,375	6,334	0.6%
Amortization of Identifiable Intangibles	2,642	2,908	-9.2%
Professional Fees	3,183	1,876	69.7%
Furniture & Equipment	3,611	3,353	7.7%
Other Real Estate Owned	(487)	451	n/m
Courier Service	1,458	1,744	-16.4%
Other	10,780	12,136	-11.2%
Total Noninterest Expense	77,175	79,796	-3.3%

Income Before Income Taxes	60,280	57,546	4.8%
Income Tax Provision	15,880	13,371	18.8%
Net Income	$44,400	$44,175	0.5%

Average Common Shares Outstanding	25,558	25,565	0.0%
Diluted Common Shares Outstanding	25,595	25,585	0.0%

Per Common Share Data:
Basic Earnings	$1.74	$1.73	0.6%
Diluted Earnings	1.73	1.73	0.0%
Dividends Paid	1.17	1.14	2.6%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent. The Company presents its net interest margin and net interest income on a FTE basis using the current statutory federal tax rate, which is a non-generally accepted accounting principles (GAAP) financial measure. Management believes the FTE basis is valuable to the reader because the Company’s loan and investment securities portfolios contain a relatively large portion of municipal loans and securities that are federally tax exempt. The Company’s tax exempt loans and securities composition may not be similar to that of other banks, therefore in order to reflect the impact of the federally tax exempt loans and securities on the net interest margin and net interest income for comparability with other banks, the Company presents its net interest margin and net interest income on a FTE basis.
(a) Annualized
(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.
(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com